UNITED STATES
SECURITY AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2024

National Presto Industries, Inc.
(Exact name of registrant as specified in this chapter)

Wisconsin	1-2451	39-0494170
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3925 North Hastings Way Eau Claire, Wisconsin	54703-3703
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: 715-839-2121

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	NPK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders on May 21, 2024. At the meeting, stockholders re-elected Maryjo Cohen to serve as a director for a three-year term ending at the annual meeting to be held in 2027. Stockholders also ratified the appointment of RSM US LLP as the Company's independent registered public accounting firm for the year ending December 31, 2024. On a non-binding advisory basis, stockholders approved the compensation of the Company’s named executive officers. A press release regarding the outcome of the votes of stockholders is attached hereto as Exhibit 99.1.

Set forth below are the final voting results for each of the proposals.

Election of Directors

Name	For	Withheld	Broker Non-Votes
Maryjo Cohen	4,975,490	1,035,503	494,099

Ratify the Appointment of RSM US LLP as the Independent Registered Public Accounting Firm

For	Against	Abstain	Broker Non-Votes
6,493,646	5,389	6,057	0

Advisory (Non-Binding) Vote on Executive Compensation

For	Against	Abstain	Broker Non-Votes
5,902,129	92,678	16,186	494,099

Item 8.01 Other Events

On May 22, 2024, the Registrant issued a press release announcing two contract awards issued by the U.S. Army to AMTEC Corporation, its wholly owned subsidiary. First, the initial Delivery Order under the five-year Indefinite Delivery Indefinite Quantity (IDIQ) contract for production of the 40mm M918E2 High Velocity Target Practice – Day/Night/Thermal (TP-DNT) cartridge was awarded on May 17, 2024. Second, an option for production of 40mm cartridges under year three (Government Fiscal Year (FY) 2024) of AMTEC’s current five-year 40mm systems contract was awarded on May 20, 2024. Together these awards total $170.2M. A press release describing the award is filed as Exhibit 99.1 to this Form 8‑K. Such Exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release of National Presto Industries, Inc. dated May 22, 2024
104	Cover page Interactive data file (embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Presto Industries, Inc.
(Registrant)

Date: May 23, 2024	By:	/s/ Maryjo Cohen
(Signature) Maryjo Cohen, President
and Chief Executive Officer